SPDR® Series Trust

Supplement dated June 29, 2015

to the

Statement of Additional Information dated October 31, 2014, as supplemented

SPDR® Global Dow ETF

SPDR® Barclays Short Term Corporate Bond ETF

SPDR® Barclays International High Yield Bond ETF

SPDR® BofA Merrill Lynch Emerging Markets Corporate Bond ETF

The following supplements the non-fundamental investment restrictions starting on page 45 of the Statement of Additional Information:

In addition, with respect to SPDR Global Dow ETF, SPDR Barclays Short Term Corporate Bond ETF, SPDR Barclays International High Yield Bond ETF, and SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF, each Fund will limit its investments in non–governmental money market funds and securitized instruments (including asset-backed securities, mortgage-backed securities, or asset-backed commercial paper), in the aggregate, to 5% or less of the Fund’s total assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

DGTSUPSA1